EXHIBIT 32.2
CERTIFICATION OF
CHIEF FINANCIAL OFFICER PURSUANT TO 18 U.S.C. § 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Annual Report on Form 10-K of New Fortress Energy Inc. (the “Company”) for the annual period ended December 31, 2022, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Christopher S. Guinta, as Chief Financial Officer of the Company, certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to his knowledge:
(1)the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 1, 2023	By:	/s/ Christopher Guinta
Christopher S. Guinta
Chief Financial Officer
(Principal Financial Officer)